Net loss per share (Tables)	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Schedule of antidilutive securities excluded from computation of earnings per share
The following potentially dilutive securities outstanding, prior to the use of the treasury stock method or if-converted method, have been excluded from the computation of diluted weighted-average shares outstanding for the periods indicated, because including them would have had an anti-dilutive impact:

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Options to purchase common stock	2,320,981	2,580,491	2,156,250
Unvested restricted common stock	2,084	174,988	1,196,792
Total	2,323,065	2,755,479	3,353,042